UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

Morgan Stanley (Exact name of registrant as specified in its charter)	Morgan Stanley Finance LLC (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Delaware (State or other jurisdiction of incorporation or organization)

1-11758 (Commission File Number)	1-37698 (Commission File Number)

36-3145972 (I.R.S. Employer Identification No.)	36-3145972 (I.R.S. Employer Identification No.)

1585 Broadway

New York, New York

(Address of principal executive offices)

10036

(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series O, $0.01 par value	MS/PO	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series P, $0.01 par value	MS/PP	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.625% Non-Cumulative Preferred Stock, Series Q, $0.01 par value	MS/PQ	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Global Medium-Term Notes, Series A, Floating Rate Notes Due 2029 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
Morgan Stanley	☐
Morgan Stanley Finance LLC	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Morgan Stanley	☐
Morgan Stanley Finance LLC	☐

Item 8.01 Other Events.

On September 23, 2025, Morgan Stanley, a Delaware corporation, approved a Form of Master Note to be used in connection with offerings of certain debt securities of Global Medium-Term Notes, Series I that may be issued under the Senior Indenture among Morgan Stanley, as issuer, and The Bank of New York Mellon, as trustee, dated November 1, 2004 (as previously supplemented and amended). A copy of such form is attached as Exhibit 4.1 hereto.

On September 23, 2025, Morgan Stanley Finance LLC, a Delaware limited liability company, approved a Form of Master Note to be used in connection with offerings of certain debt securities of Global Medium-Term Notes, Series A that may be issued under the Senior Indenture among Morgan Stanley Finance LLC, as issuer, Morgan Stanley, as guarantor, and The Bank of New York Mellon, as trustee, dated February 16, 2016 (as previously supplemented and amended). A copy of such form is attached as Exhibit 4.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are part of this Report on Form 8-K:

4.1	Form of Master Note for Morgan Stanley Global Medium-Term Notes, Series I.
4.2	Form of Master Note for Morgan Stanley Finance LLC Global Medium-Term Notes, Series A.
5	Opinion of Davis Polk & Wardwell LLP.
23	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5 hereto).
101	Interactive Data Files pursuant to Rule 406 of Regulation S-T formatted in Inline eXtensible Business Reporting Language (“Inline XBRL”).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	September 23, 2025

MORGAN STANLEY

By:	/s/ Kevin Sheehan
	Name:	Kevin Sheehan
	Title:	Assistant Treasurer

MORGAN STANLEY FINANCE LLC

By:	/s/ Aaron Page
	Name:	Aaron Page
	Title:	Secretary and Counsel